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                                                                    Exhibit 23.2

                       CONSENT OF INDEPENDENT ACCOUNTANTS
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We hereby consent to the incorporation by reference in this Form 6-K filed by
United Microelectronics Corporation of our report dated January 12, 2001 relating to the financial statements prepared in accordance with accounting principles generally accepted in the United States of America of UMC Group (USA) as of and for the year ended December 31, 2000.


 /s/ PricewaterhouseCoopers LLP
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PricewaterhouseCoopers LLP
San Jose, California
March 24, 2003